Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.[1]	:
	:	(Jointly Administered)
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MONTHLY OPERATING REPORT

FOR THE MONTH OF SEPTEMBER 2009

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:             Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.2

Dated: October 28, 2009	/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

1        The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; Young Broadcasting Capital Corp.; Young Communications, Inc.; and Honey Bucket Films, Inc.

2        All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.            Description of the Cases.  On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  On August 16, 2009, two additional affiliates of the Debtors, Young Broadcasting Capital Corp. and Young Communications Inc., filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  The cases are being jointly administered under case number 09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.  Each Debtor’s fiscal year ends on December 31 of each year.

2.            Basis of Presentation.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court.  The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.  We caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records.  This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material.  The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.            Summary of Significant Reporting Policies.  The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses.  Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors.  The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.            Foreign Currency.  The Debtors have no foreign currency transactions.

Therefore, all amounts are reflected in U.S. dollars.

5.            Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.            Recoveries and Causes of Action.  The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter.  Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.            Reorganization Items.  American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11.  Such items are reflected in the statements.

8.            Liabilities Subject to Compromise.  As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise.  The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.            Post-petition Accounts Payable.  To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms.  Thus, an accounts payable aging is not included in this report.

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

September 2009

	Case #	09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652
		WLNS	KLFY	KLFY LP	LAT	WTVO	WKRN	WKRN GP	YBT	WTEN	WRIC	WATE
ASSETS
Cash		($81,309)	($64,222)	$0	$0	$0	($82,276)	$0	$0	($154,233)	($166,164)	($113,320)
Accounts Receivable		1,465,065	2,414,662				3,924,457			1,722,366	3,002,042	2,108,399
Interest Receivable-Subsidiaries
Program License Rights -S/T	1)	432,168	281,911				1,233,716			1,017,016	1,473,417	1,112,602
Prepaid Expenses		200,256	21,854				53,081			113,315	31,221	31,834
Total current assets		2,016,180	2,654,205				5,128,977			2,698,464	4,340,516	3,139,514

Property & Equipment		23,106,314	19,783,861				26,784,012			17,192,371	27,852,570	19,694,973
Accumulated Depreciation		(19,346,629)	(17,226,645)				(21,548,353)			(14,452,142)	(21,659,342)	(15,135,395)
Net property and equipment		3,759,685	2,557,215				5,235,660			2,740,230	6,193,228	4,559,578

Program License Rights-L/T
Deposits		5,275	28,011				124,144			227,163	63,532	18,000
Notes Receivable Subsidiaries
Investments										541,911
Goodwill		294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill		(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA		(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)
Going Concern			350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses		10,712,060		1,804,000				7,149,168		3,556,017	27,559,349
Accum Amort - Definite Lived Intangible Assets		(7,993,427)		(5,075,335)			(208,027)	(5,894,414)		(3,400,994)	(169,847)	(46,163)
Organizational Costs		2,406									486,667
Intangibles		1,649,600					208,027					141,759
Network Affiliation		11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)
Post-Petition Intercompany		664,961	520,925	3,261,855			(904,978)	790,016	2,483,464	1,771,399	2,340,818	(1,160,223)
Total non-current assets		10,595,628	(703,379)	18,709,565	66,667		(1,519,743)	14,167,499	2,539,020	11,307,290	28,154,658	(2,827,631)

Total Assets		$16,371,493	$4,508,041	$18,709,565	$66,667	$0	$8,844,894	$14,167,499	$2,539,020	$16,745,984	$38,688,402	$4,871,461

Liabilities not subject to Compromise
Accounts Payable		153,444	183,355				249,201			128,259	176,939	145,641
Accrued Expenses		204,546	226,992			804	360,759			141,938	226,435	278,846
Program License Liability	1)	381,697	236,665				1,116,116			934,513	1,357,697	1,000,175
Deferred Revenue		508,446	453,891				157,695			77,558	179,565	89,691
Total Liabilities not subject to Compromise		1,248,133	1,100,903			804	1,883,771			1,282,268	1,940,636	1,514,353

Liabilities subject to Compromise
Accounts Payable		299,233	304,955				503,401			476,754	786,688	594,555
Program License Liabilities Subject to Compromise		56,192	8,465									45,689
Pre-Petition Accrued Interest	2)	648,117	4,515,190	134,169						170,198	134,635	380,946
Post-Petition Accrued Interest	3)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		36,783,094	29,157,765	33,334,012				8,685,836		31,899,172	51,150,000	16,777,582
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		37,786,636	33,986,375	33,468,182			503,401	8,685,836		32,546,124	52,071,323	17,798,771

Common Stock		1,934	518			50,199	1,421
Additional Paid In Capital		13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	38,959,296	(2,636,044)	2,539,020	(6,105,135)	(15,523,638)	11,097,732
Other Income
Retained Earnings		(36,032,333)	(52,328,231)	2,033,863		(8,105,988)	(32,502,995)	8,117,707		(10,977,273)	200,082	(25,539,395)
Stockholders’ Equity		(22,663,277)	(30,579,237)	(14,758,617)	66,667	(804)	6,457,722	5,481,663	2,539,020	(17,082,408)	(15,323,557)	(14,441,663)

Total Liabilities & Equity		$16,371,493	$4,508,041	$18,709,565	$66,667	($0)	$8,844,894	$14,167,499	$2,539,020	$16,745,984	$38,688,402	$4,871,461

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

September 2009

	Case #	09-10655	09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666
		WATE GP	YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity
ASSETS
Cash		$0	$0	($38,584)	($154,862)	($84,122)	$100	($343,099)	($33,147)	$0
Accounts Receivable			55,556	2,231,381	2,383,583	2,383,346	172,572	5,001,331	209,387
Interest Receivable-Subsidiaries
Program License Rights -S/T	1)			362,177	904,050	444,035	20,676	4,321,821
Prepaid Expenses				202,187	62,647	93,763		502,205	20,433
Total current assets			55,556	2,757,161	3,195,418	2,837,021	193,348	9,482,258	196,672

Property & Equipment				26,737,388	18,353,482	34,542,799	3,870,004	42,708,323	1,068,583
Accumulated Depreciation				(21,692,805)	(14,947,680)	(30,301,234)	(3,298,285)	(32,565,897)	(1,023,464)
Net property and equipment				5,044,583	3,405,802	4,241,565	571,719	10,142,426	45,118

Program License Rights-L/T								2,108,700
Deposits				64,450	600	19,225	4,856	116,538	10,263
Notes Receivable Subsidiaries
Investments					(16,447)	687,750		2,164,581	1,954,938
Goodwill				6,453		220,700	15,900
Accumulated Amortization - Goodwill				(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA		(8,075,475)		(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern
FCC/Broadcast Licenses		19,321,618		19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets					(12,982,820)	(7,829,863)	(198,546)	(8,591,604)	(120,091)
Organizational Costs								8,591,604	122,430
Intangibles					236,342
Network Affiliation					32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(10,595)	55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)
Post-Petition Intercompany		2,023,480		2,433,445	2,674,629	4,478,972	511,998	(2,052,903)	(1,598,201)
Total non-current assets		13,259,028	55,556	22,319,233	31,862,801	25,081,057	2,095,810	56,458,916	(2,152,146)

Total Assets		$13,259,028	$111,112	$30,120,977	$38,464,021	$32,159,643	$2,860,876	$76,083,599	($1,910,355)

Liabilities not subject to Compromise
Accounts Payable			55,556	153,768	153,462	136,376	8,855	1,650,088	1,263
Accrued Expenses				231,684	104,272	297,621	52,564	5,851,087	71,255
Program License Liability	1)			303,158	816,369	379,228	11,821	5,433,673
Deferred Revenue				562,031	795,378	881,374	24,228	102,948
Total Liabilities not subject to Compromise			55,556	1,250,642	1,869,481	1,694,599	97,468	13,037,796	72,518

Liabilities subject to Compromise
Accounts Payable				501,553	605,512	493,501		1,861,884	59,220
Program License Liabilities Subject to Compromise				13,038		12,089		1,526,594
Pre-Petition Accrued Interest	2)	10,558,927		(98,884)	110,812	47,008		533,712,582
Post-Petition Accrued Interest	3)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		44,572,418		37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		55,131,345		37,915,706	57,889,324	51,833,905		1,291,639,171	59,220

Common Stock
Additional Paid In Capital		759,231	55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300
Other Income								(5,652,404)
Retained Earnings		(42,631,548)		5,418,614	(13,285,900)	(21,368,861)	2,763,409	(1,313,265,175)	(12,476,098)	(1,971,300)
Stockholders’ Equity		(41,872,317)	55,556	(9,045,371)	(21,294,784)	(21,368,861)	2,763,409	(1,228,593,368)	(2,042,093)

Total Liabilities & Equity		$13,259,028	$111,112	$30,120,977	$38,464,021	$32,159,643	$2,860,876	$76,083,599	($1,910,355)

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

September 2009

Case #		09-10668	09-10645	09-15606	09-15607			09-10645
		YBSAS	CORP	YBCC	YCI	Sub-Total	Elimination	Consolidated
ASSETS
Cash		($2,274)	$20,199,960	$0		18,882,445		$18,882,445
Accounts Receivable			25,725			27,099,871		27,099,871
Interest Receivable-Subsidiaries			550,313,700			550,313,700	(550,313,700)
Program License Rights -S/T	1)					11,603,589		11,603,589
Prepaid Expenses		2,056	2,688,668			4,023,519		4,023,519
Total current assets		(218)	573,228,052			611,923,124	(550,313,700)	61,609,424

Property & Equipment		274,002	6,579,824			268,548,507		268,548,507
Accumulated Depreciation		(25,771)	(5,828,243)			(219,051,886)		(219,051,886)
Net property and equipment		248,232	751,581			49,496,621		49,496,621

Program License Rights-L/T						2,108,700		2,108,700
Deposits		8,000	562,950			1,253,007		1,253,007
Notes Receivable Subsidiaries			1,034,360,859	118,491,439		1,152,852,298	(1,152,852,298)
Investments						5,332,733	(1,954,938)	3,377,796
Goodwill						15,069,550		15,069,550
Accumulated Amortization - Goodwill						(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA						(59,280,253)		(59,280,253)
Going Concern						4,209,385		4,209,385
FCC/Broadcast Licenses						204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets						(52,511,132)		(52,511,132)
Organizational Costs						9,203,108		9,203,108
Intangibles						2,235,728		2,235,728
Network Affiliation						91,163,596		91,163,596
Accumulated Amortization - Deferred Charges			(8,388,459)			(8,388,459)		(8,388,459)
Debt Issuance Costs			13,955,285			13,955,285		13,955,285
Pre-Petition Intercompany		(256,392)	166,749,014	(16,879,553)		144,925,929	(144,925,929)	()
Post-Petition Intercompany		12,344	(18,252,001)
Total non-current assets		(236,048)	1,188,987,648	101,611,886		1,519,833,315	(1,299,733,165)	220,100,151

Total Assets		$11,966	$1,762,967,281	$101,611,886		$2,181,253,060	($1,850,046,864)	$331,206,196

Liabilities not subject to Compromise
Accounts Payable		553	2,500,214			5,696,973		5,696,973
Accrued Expenses		3,000	2,846,357			10,898,162		10,898,162
Program License Liability	1)					11,971,111		11,971,111
Deferred Revenue						3,832,805		3,832,805
Total Liabilities not subject to Compromise		3,553	5,346,571			32,399,052		32,399,052

Liabilities subject to Compromise
Accounts Payable		8,414	240,102			6,735,771		6,735,771
Program License Liabilities Subject to Compromise						1,662,067		1,662,067
Pre-Petition Accrued Interest	2)		23,042,906			573,356,606	(550,313,700)	23,042,906
Post-Petition Accrued Interest	3)		10,271,804			10,271,804		10,271,804
Notes Payable - Senior bank L/T			338,125,000			338,125,000		338,125,000
Notes Payable - Senior sub-debt			484,299,000			484,299,000		484,299,000
Premiums on Subordinated Debt			1,110,212			1,110,212		1,110,212
Notes Payable Parent						1,152,852,298	(1,152,852,298)
Deferred Tax Liability			39,908,172			39,908,172		39,908,172
Other Liabilities			1,517,276			1,517,276		1,517,276
Total Liabilities subject to Compromise		8,414	898,514,472			2,609,838,206	(1,703,165,998)	906,672,208

Common Stock			19,709			73,781	(50,000)	23,781
Additional Paid In Capital			245,571,554	253,929,167		635,348,153	(233,890,063)	401,458,090
Other Income						(5,652,404)		(5,652,404)
Retained Earnings			613,514,975	(152,317,281)		(1,090,753,728)	87,059,196	(1,003,694,532)
Stockholders’ Equity			859,106,238	101,611,886		(460,984,198)	(146,880,867)	(607,865,064)

Total Liabilities & Equity		$11,966	$1,762,967,281	$101,611,886		$2,181,253,060	($1,850,046,864)	$331,206,196

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

1)   Program license rights and program license liabilities increased in September due to the expiration of most programming contracts in late August and early September and the new programming contracts becoming effective in September.

2)   Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

3)   Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

Young Broadcasting, Inc.
Consolidating Income Statement	1)

For the Month ended September 30, 2009

	Case #	09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	09-15606	09-15607
		WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	YCI	Consolidated
Operating Revenues
Local Revenue		591,647	875,390		1,250,281		666,287	1,044,956	799,005		1,025,157	768,699	1,066,353	76,396	1,180,347					9,344,518
National Revenue		154,531	231,677		487,945		279,005	319,659	169,971		186,077	344,336	209,693	21,235	1,318,864					3,722,993
Network Revenue		543	(930)		44,774		40,761	34,322	31,776		27,422	2,049	(2,251)							178,465
Political Revenue		14,840	51,844		22,510		19,345	268,425			3,370	102,795	238,260	16,760						738,149
Barter Revenue		8,963	27,687		22,472		7,740	12,645	10,652		9,740	11,414	5,891	805	84,796					202,805
Other Revenue		48,827	71,590		251,039		103,846	72,643	115,623		97,569	79,029	59,038	16,778	168,706	28,594				1,113,282
Total Operating Revenues		819,350	1,257,259		2,079,020		1,116,984	1,752,650	1,127,028		1,349,334	1,308,322	1,576,984	131,974	2,752,713	28,594				15,300,212
Commissions
Agency Commissions		87,982	116,026		260,058		154,425	232,194	145,286		159,597	166,735	190,950	13,861	308,339					1,835,452
National Rep		7,148	12,035		18,719		12,680	24,854	6,923		8,030	19,002	19,021	1,699	56,046	(186,157)
Total Commissions		95,130	128,061		278,777		167,105	257,048	152,209		167,627	185,737	209,970	15,560	364,384	(186,157)				1,835,452

Net Operating Revenues		724,220	1,129,198		1,800,243		949,879	1,495,602	974,819		1,181,707	1,122,586	1,367,014	116,414	2,388,329	214,751				13,464,761

Operating Expenses
Direct Expenses		18,433	15,274		47,869		31,545	32,196	33,366		28,174	32,703	12,527	1,811	9,055					262,950
Technical Expense		62,883	20,948		61,497		82,432	60,539	61,669		61,044	65,546	45,482	6,320	420,381					948,740
Program/Production Expense		62,551	50,380		116,154		54,906	51,504	65,645		58,883	48,709	71,179		111,050					690,960
Amortization of Program License Rights		34,363	18,487		101,476		64,424	20,828	58,140		(38,112)	53,814	30,998	1,075	289,737					635,230
News Expense		151,523	133,979		439,273		232,391	226,033	225,205		258,922	166,883	169,982	5,154	753,653					2,762,997
Sales Expense		90,349	81,349		231,757		112,022	179,797	168,589		131,030	86,671	73,987	3,570	363,603	405,769				1,928,492
General & Administrative Expense		150,584	154,068	815	265,300	815	197,054	200,616	201,476	815	197,888	120,674	46,516	(5,806)	642,133					2,172,947
Barter Expense		26,847	20,113		27,827		7,740	10,520	10,652		7,140	9,484	5,891	805	84,796					211,815
Total Operating Expenses		597,532	494,596	815	1,291,153	815	782,513	782,032	824,742	815	704,969	584,484	456,563	12,928	2,674,407	405,769				9,614,133

Net Operating Income		126,688	634,602	(815)	509,090	(815)	167,366	713,570	150,077	(815)	476,738	538,102	910,451	103,485	(286,078)	(191,018)				3,850,628
Operating Margin		17.5%	56.2%	0.0%	28.3%	0.0%	17.6%	47.7%	15.4%	0.0%	40.3%	47.9%	66.6%	88.9%	-12.0%	-88.9%	0.0%	0.0%	0.0%	28.6%

Corporate Expense																	724,174			724,174
Non-Cash Compensation Paid in Common Stock																	(94,819)			(94,819)

Income Before Deprec. & Taxes		126,688	634,602	(815)	509,090	(815)	167,366	713,570	150,077	(815)	476,738	538,102	910,451	103,485	(286,078)	(191,018)	(629,355)			3,221,273

Deprec. & Amort. of Property & Equipment		64,377	81,382		84,186		57,119	96,662	75,185		76,509	47,195	91,293	14,359	104,615	2,452	37,209			832,544
Amort of Broadcast License & Other Intang.		28,800		20,803		29,201	16,988	1,013	295			92,978	55,271	1,430		277	135,808			382,863
Interest (Income)																	(861)			(861)
Interest Expense - Cash																	1,361,293			1,361,293
Other (Income)/Expense			407,000	(407,000)	480,000	(480,000)	4,600		260,000	(260,000)		11,195	11,628		(57,967)	627	74,292			44,374
Income Tax		10,001			22,700											400	(10,233)			22,868

Total Non-Operating Expenses		103,177	488,382	(386,197)	586,886	(450,799)	78,707	97,675	335,480	(260,000)	76,509	151,368	158,192	15,789	46,648	3,756	1,597,508			2,643,081

Reorganization Costs	2)	(56,371)	2,308		5,762		3,874	941	2,554		2,197	1,035	5,080	1,159	2,875		1,237,803			1,209,218

Net Income/(Loss)		$79,882	$143,911	$385,382	($83,559)	$449,984	$84,785	$614,954	($187,958)	$259,185	$398,032	$385,699	$747,180	$86,537	($335,601)	($194,774)	($3,464,665)	$0	$0	($631,026)

Notes:	1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668.
2)

Included in Reorganization costs for month ended September 30, 2009 were ~ $1.2 million that are currently paid at YB Corp (10645). These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so.

A $56,000 offset to reorganization costs at WLNS (09-10671) relates to a programming contract renegotiation.

Young Broadcasting

Monthly Cash Flow

September 1 - 30, 2009

	YB	YB	Winnebago	YB	KLFY	YB	LAT
	Inc	Davenport	TV	GB	LP	Knox	Inc
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653

Opening Cash	$21,777,719.73				$0.00	$0.00

Cash Receipts	$261,725.57	$795,569.39		$927,985.73	$407,000.00	$830,322.86

Cash Disbursements	$ 3,715,802.06	$475,271.44		$699,942.87	$0.00	$973,222.39

InterCo	$2,030,792.81	$(320,297.95)		$(228,042.86)	$(407,000.00)	$142,899.53

Close Cash	$20,354,436.05	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$3,715,802.06	$475,271.44	$0.00	$699,942.87	$0.00	$973,222.39	$0.00

Reportable Disbursements - US Trustee 3rd Quarter	$13,143,757.43	$1,748,434.65	$0.00	$2,085,218.71	$0.00	$2,953,264.74	$0.00

Young Broadcasting

Monthly Cash Flow

September 1 - 30, 2009

	WATE	WKRN	YB	YBK	YBT	YB	YB	YB
	GP	GP	LA	Inc	Inc	SF	Louis	Sioux Falls
	09-10655	09-10656	09-10657	09-10658	09-10659	09-10660	09-10661	09-10662

Opening Cash						$0.00	$0.00	$0.00

Cash Receipts	$260,000.00	$480,000.00				$1,899,999.49	$864,443.77	$1,285,716.98

Cash Disbursements						$1,775,894.58	$785,198.16	$700,991.91

InterCo	$(260,000.00)	$(480,000.00)				$(124,104.91)	$(79,245.61)	$(584,725.07)

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$(0.00)	$0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$0.00	$0.00	$0.00	$1,775,894.58	$785,198.16	$700,991.91

Reportable Disbursements - US Trustee 3rd Quarter	$0.00	$0.00	$0.00	$0.00	$0.00	$5,422,439.09	$2,691,138.89	$1,963,897.53

Young Broadcasting

Monthly Cash Flow

September 1 - 30, 2009

	AY	HBF	YB	Fid TV	YB	YB	YB	YB	YB
	Inc	Inc	Nash LLC	Inc	SS	Nash	Rap City	Lansing	Rich
	09-10663	09-10664	09-10665	09-10666	09-10668	09-10669	09-10670	09-10671	09-10672

Opening Cash	$0.00		$0.00					$0.00

Cash Receipts	$835.63		$1,676,407.97		$0.00			$515,442.60	$1,061,831.83

Cash Disbursements	$319,957.78		$1,881,522.05		$67,903.21			$528,466.90	$762,205.56

InterCo	$319,122.15		$205,114.08		$67,903.21			$13,024.30	$(299,626.27)

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$(0.00)	$0.00

Reportable Disbursements - US Trustee	$319,957.78	$0.00	$1,881,522.05	$0.00	$67,903.21	$0.00	$0.00	$528,466.90	$762,205.56

Reportable Disbursements - US Trustee 3rd Quarter	$992,393.96	$0.00	$4,740,994.32	$0.00	$205,926.64	$0.00	$0.00	$1,714,215.73	$2,516,467.87

Young Broadcasting

Monthly Cash Flow

September 1 - 30, 2009

	YB	YB	Young
	Albany	Cap Corp	Comm. Inc	Total
	09-10673	09-15606	09-15607

Opening Cash				$21,777,719.73

Cash Receipts	$690,426.40			$11,957,708.22

Cash Disbursements	$694,612.99			$13,380,991.90

InterCo	$4,186.59			$0.00

Close Cash	$0.00	$0.00	$0.00	$20,354,436.05

Reportable Disbursements - US Trustee	$694,612.99	$0.00	$0.00	$13,380,991.90

Reportable Disbursements - US Trustee 3rd Quarter	$2,107,636.71	$0.00	$0.00	$42,285,786.27

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of September 2009

($ in thousands)						September Total
Week Ending	September 1-4	September 7-11	September 14-18	September 21-25	September 28-30	September 1-30

Disbursements
Salaries	-	1,961	2	-	1,801	3,765
Severance	-	-	-	-	-	-
Commissions	-	-	-	-	-	-
Payroll Taxes	-	203	633	-	760	1,596
Employee Benefit plan costs	45	183	401	131	53	813
Insurance, Property & Workers Comp	-	9	1	-	-	10
Property Taxes	0	-	-	51	-	51
Utilities	37	138	134	55	47	412
Travel	16	54	18	24	5	117
Syndicated Programming	293	-	290	926	34	1,542
Nielsen	61	-	-	144	78	284
News Services (all categories)	21	42	16	87	44	210
Media Buy	-	-	-	-	-	-
Maintenance and Repairs	20	82	28	49	15	194
Other Services	43	76	121	183	78	500
Capital Ex (Planned and Emergency)	12	-	3	-	17	31
Lease Payments	2	15	3	127	21	168
Other (misc. G&A and contingencies)	104	117	125	151	51	549
Dr. Phil Cure Fee	-	-	-	-	-	-
Utilities Deposits	-	-	-	-	-	-
Due Course Professional Expenses	-	55	-	21	50	126
Total Operating Disbursements	654	2,936	1,775	1,950	3,053	10,369

Senior Credit Cash Interest Expense						-

Restructuring Professional Expenses	22	-	1,259	-	555	1,837

Total Disbursements	677	2,936	3,034	1,950	3,608	12,205

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.